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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS

OF REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-22793

Invesco Securities Trust

(Exact name of registrant as specified in charter)

11 Greenway Plaza, Suite 1000 Houston, Texas 77046

(Address of principal executive offices) (Zip code)

Philip A. Taylor 11 Greenway Plaza, Suite 1000 Houston, Texas 77046

(Name and address of agent for service)

Registrant’s telephone number, including area code: (713) 626-1919

Date of fiscal year end: 10/31

Date of reporting period: 1/31/15

Item 1. Schedule of Investments.

Invesco Balanced-Risk Aggressive Allocation Fund
Quarterly Schedule of Portfolio Holdings
January 31, 2015

invesco.com/us	IBRAA-QTR-1 01/15	Invesco Advisers, Inc.

Consolidated Schedule of Investments

January 31, 2015

(Unaudited)

	Interest Rate	Maturity Date	Principal Amount	Value

U.S. Treasury Securities–54.25%

U.S. Treasury Bills–30.76%(a)

U.S. Treasury Bills (b)	0.07%	06/04/15	$3,190,000	$3,189,783
U.S. Treasury Bills	0.10%	06/11/15	1,840,000	1,839,835
U.S. Treasury Bills (b)	0.08%	07/09/15	6,400,000	6,399,160
U.S. Treasury Bills	0.08%	07/16/15	9,600,000	9,598,466
U.S. Treasury Bills	0.07%	07/23/15	8,950,000	8,948,084
U.S. Treasury Bills	0.07%	07/30/15	4,300,000	4,299,042
				34,274,370

U.S. Treasury Notes–23.49%(c)

U.S. Treasury Notes (b)(d)	0.07%	01/31/16	6,750,000	6,749,203
U.S. Treasury Notes (d)	0.09%	04/30/16	17,115,000	17,115,455
U.S. Treasury Notes	0.09%	07/31/16	2,310,000	2,310,117
				26,174,775
Total U.S. Treasury Securities (Cost $60,444,894)				60,449,145

			Shares

Money Market Funds–45.24%

Liquid Assets Portfolio—Institutional Class (e)			18,215,674	18,215,674
Premier Portfolio—Institutional Class (e)			18,215,675	18,215,675
STIC (Global Series) PLC – U.S. Dollar Liquidity Portfolio (Ireland)—Institutional Class (e)			13,978,156	13,978,156
Total Money Market Funds (Cost $50,409,505)				50,409,505
TOTAL INVESTMENTS–99.49% (Cost $110,854,399)				110,858,650
OTHER ASSETS LESS LIABILITIES–0.51%				566,620
NET ASSETS–100.00%				$111,425,270

See accompanying notes which are an integral part of this consolidated schedule.

Invesco Balanced-Risk Aggressive Allocation Fund

Open Futures Contracts
Futures Contracts	Type of Contract		Number of Contracts	Expiration Month	Notional Value(f)	Unrealized Appreciation (Depreciation)
Brent Crude	Long		37	July-2015	$2,111,960	$(61,881)
Gas Oil	Long		2	March-2015	95,400	1,694
Gasoline Reformulated Blendstock Oxygenate Blending	Long		44	March-2015	2,732,822	215,170
WTI Crude	Long		37	March-2015	1,784,880	(99,437)
Subtotal–Commodity Risk						55,546
Australia 10 Year Bonds	Long		289	March-2015	29,634,609	1,196,341
Canada 10 Year Bonds	Long		174	March-2015	19,951,452	1,353,369
Euro Bonds	Long		104	March-2015	18,731,513	754,454
Japan 10 Year Bonds	Long		11	March-2015	13,875,756	113,954
Long Gilt	Long		79	March-2015	14,738,288	901,731
U.S. Treasury 20 Year Bonds	Long		100	March-2015	15,128,125	1,075,800
Subtotal–Interest Rate Risk						5,395,649
Dow Jones EURO STOXX 50 Index	Long		260	March-2015	9,839,362	776,191
E-Mini S&P 500 Index	Long		61	March-2015	6,064,620	3,662
FTSE 100 Index	Long		80	March-2015	8,079,925	539,026
Hang Seng Index	Long		55	February-2015	8,703,385	(110,231)
Russell 2000 Index Mini	Long		44	March-2015	5,109,280	70,612
Topix Tokyo Price Index	Long		76	March-2015	9,154,560	(145,374)
Subtotal–Market Risk						1,133,886
Total Futures Contracts						$6,585,081
Open Over-The-Counter Total Return Swap Agreements
Swap Agreements	Type of Contract	Counterparty	Number of Contracts	Termination Date	Notional Value(f)	Unrealized Appreciation (Depreciation)
Receive a return equal to Barclays Commodity Strategy 1452 Excess Return Index and pay the product of (i) 0.33% of the Notional Value multiplied by (ii) days in the period divided by 365	Long	Barclays Bank PLC	18,800	May-2015	$8,613,032	$(187,671)
Receive a return equal to CIBC Silver Index and pay the product of (i) 0.11% of the Notional Value multiplied by (ii) days in the period divided by 365	Long	Canadian Imperial Bank Commerce	38,450	February-2015	3,825,702	148,740
Receive a return equal to Goldman Sachs Alpha Basket B765 Excess Return Strategy and pay the product of (i) 0.45% of the Notional Value multiplied by (ii) days in the period divided by 365	Long	Goldman Sachs International	6,100	June-2015	3,092,153	0
Receive a return equal to J.P. Morgan Bespoke Commodity 165 Index and pay the product of (i) 0.49% of the Notional Value multiplied by (ii) days in the period divided by 365	Long	JPMorgan Chase Bank, N.A.	9,110	June-2015	5,775,827	(165,643)
Receive a return equal to S&P GSCI Gold Excess Return Index and pay the product of (i) 0.09% of the Notional Value multiplied by (ii) days in the period divided by 365	Long	JPMorgan Chase Bank, N.A.	57,250	October-2015	6,252,885	(108,088)
Receive a return equal to S&P GSCI Aluminum Dynamic Roll Excess Return Index and pay the product of (i) 0.38% of the Notional Value multiplied by (ii) days in the period divided by 365	Long	Morgan Stanley Capital Services LLC	2,350	October-2015	252,330	1,242
Subtotal–Commodity Risk						(311,420)

See accompanying notes which are an integral part of this consolidated schedule.

Invesco Balanced-Risk Aggressive Allocation Fund

Swap Agreements	Type of Contract	Counterparty	Number of Contracts	Termination Date	Notional Value(f)		Unrealized Appreciation (Depreciation)
Receive a return equal to Euro – Bund EUR Excess Return Index and pay the product of (i) 0.30% of the Notional Value multiplied by (ii) days in the period divided by 360 multiplied by (iii) mid spot price for converting one Euro to an amount of USD	Long	Barclays Bank PLC	26,000	December-2015	EUR	4,816,061	$66,836
Receive a return equal to J.P. Morgan UK Long Bond Futures Tracker Index and pay the product of (i) 0.15% of the Notional Value multiplied by (ii) days in the period divided by 365 multiplied by (iii) mid spot price for converting one GBP to an amount of USD	Long	JPMorgan Chase Bank, N.A.	51,000	November-2015	GBP	10,738,050	249,069
Receive a return equal to Macquarie CGB 10 Year Index and pay the product of (i) 0.34% of the Notional Value multiplied by (ii) days in the period divided by 365 multiplied by (iii) mid spot price for converting one CAD to an amount of USD	Long	Macquarie Bank Ltd.	25,000	July-2015	CAD	4,492,145	58,853
Subtotal–Interest Rate Risk							374,758
Receive a return equal to the Hang Seng Index Futures multiplied by the Notional Value	Long	Goldman Sachs International	6	February-2015		949,460	(11,294)
Subtotal–Market Risk							(11,294)
Total Swap Agreements							$52,044

Investments Abbreviations:

CAD	—	Canadian Dollar
EUR	—	Euro
GBP	—	British Pound Sterling
USD	—	U.S. Dollar

Index Information:

Goldman Sachs Alpha Basket B765 Excess Return Strategy

— Goldman Sachs Alpha Basket B765 Excess Return Strategy is a basket of four indices that provide exposure to various components of the agriculture markets. The underlying commodities comprising the indices are: Sugar, Soybean, Soybean Meal and Cotton.

J.P. Morgan Bespoke Commodity 165 Index

— J.P. Morgan Bespoke Commodity 165 Index is comprised of four commodity indices that provide exposure to various components of the agriculture markets. The underlying commodities comprising the indices are: Soybean, Soybean Meal, Seasonal Sugar and Live Cattle.

Notes to Consolidated Schedule of Investments:

(a)	Securities traded on a discount basis. The interest rates shown represent the discount rates at the time of purchase by the Fund.

(b)	All or a portion of the value was pledged as collateral to cover margin requirements for open futures contracts. See Note 1E and Note 3.

(c)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on January 31, 2015.

(d)	All or a portion of the value was designated as collateral for swap agreements. See Note 1F and Note 3.

(e)	The money market fund and the Fund are affiliated by having the same investment adviser.

(f)	Notional value is denominated in U.S. dollars unless otherwise noted.

See accompanying notes which are an integral part of this consolidated schedule.

Invesco Balanced-Risk Aggressive Allocation Fund

Notes to Quarterly Consolidated Schedule of Portfolio Holdings

January 31, 2015

(Unaudited)

NOTE 1 — Significant Accounting Policies

Invesco Balanced-Risk Aggressive Allocation Fund (the “Fund”) will seek to gain exposure to the commodity markets primarily through investments in the Invesco Cayman Commodity Fund VI Ltd. (the “Subsidiary”), a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands. The Subsidiary was organized by the Fund to invest in commodity-linked derivatives. The Fund may invest up to 25% of its total assets in the Subsidiary.

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Swap agreements are fair valued using an evaluated quote, if available, provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end of day net present values, spreads, ratings, industry, company performance and returns of referenced assets.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and ask prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

Invesco Balanced-Risk Aggressive Allocation Fund

A.	Security Valuations – (continued)

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain of the Fund’s investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the consolidated financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Consolidated Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Consolidated Statement of Operations and the Consolidated Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Consolidated Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Consolidated Statement of Operations and Consolidated Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Consolidated Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

C.	Country Determination – For the purposes of making investment selection decisions and presentation in the Consolidated Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Structured Securities – The Fund may invest in structured securities. Structured securities are a type of derivative security whose value is determined by reference to changes in the value of underlying securities, currencies, interest rates, commodities, indices or other financial indicators (“reference instruments”). Most structured securities are fixed-income securities that have maturities of three years or less. Structured securities may be positively or negatively indexed (i.e., their principal value or interest rates may increase or decrease if the underlying reference instrument appreciates) and may have return characteristics similar to direct investments in the underlying reference instrument.

Structured securities may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the reference instruments. In addition to the credit risk of structured securities and the normal risks of price changes in response to changes in interest rates, the principal amount of structured notes or indexed securities may decrease as a result of changes in the value of the underlying reference instruments. Changes in the daily value of structured securities are recorded as unrealized gains (losses) in the Consolidated Statement of Operations. When the structured securities mature or are sold, the Fund recognizes a realized gain (loss) on the Consolidated Statement of Operations.

E.	Futures Contracts – The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between two parties (“Counterparties”) to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts

Invesco Balanced-Risk Aggressive Allocation Fund

E.	Futures Contracts – (continued)

are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Consolidated Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Consolidated Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Consolidated Statement of Assets and Liabilities.

F.	Swap Agreements – The Fund may enter into various swap transactions, including interest rate, total return, index, currency and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, currency or credit risk. Such transactions are agreements between Counterparties. These agreements may contain among other conditions, events of default and termination events, and various covenants and representations such as provisions that require the Fund to maintain a pre-determined level of net assets, and/or provide limits regarding the decline of the Fund’s NAV over specific periods of time. If the Fund were to trigger such provisions and have open derivative positions at that time, the Counterparty may be able to terminate such agreement and request immediate payment in an amount equal to the net liability positions, if any.

Interest rate, total return, index, and currency swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a “basket” of securities representing a particular index. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference less a financing rate, if any. As a receiver, the Fund would receive payments based on any positive total return and would owe payments in the event of a negative total return. As the payer, the Fund would owe payments on any net positive total return, and would receive payment in the event of a negative total return.

Changes in the value of swap agreements are recognized as unrealized gains (losses) in the Consolidated Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Consolidated Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Consolidated Statement of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Consolidated Statement of Operations. The Fund segregates liquid securities having a value at least equal to the amount of the potential obligation of a Fund under any swap transaction. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and Counterparty risk in excess of amounts recognized on the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate; the Counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

G.	Other Risks – The Fund will seek to gain exposure to commodity markets primarily through an investment in the Subsidiary and through investments in exchange traded funds and commodity-linked derivatives. The Subsidiary, unlike the Fund, may invest without limitation in commodities, commodity-linked derivatives and other securities, such as exchange traded notes, that may provide leverage and non-leveraged exposure to commodity markets. The Fund is indirectly exposed to the risks associated with the Subsidiary’s investments.

The Fund is non-diversified and may invest in securities of fewer issuers than if it were diversified. Thus, the value of the Fund’s shares may vary more widely and the Fund may be subject to greater market and credit risk than if the Fund invested more broadly.

H.	Leverage Risk – Leverage exists when a Fund can lose more than it originally invests because it purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction.

Invesco Balanced-Risk Aggressive Allocation Fund

I.	Collateral – To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

NOTE 2 — Additional Valuation Information

Generally Accepted Accounting Principles (“GAAP”) defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1	–	Prices are determined using quoted prices in an active market for identical assets.
Level 2	–	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3	–	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of January 31, 2015. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the consolidated financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Money Market Funds	$50,409,505	$—	$—	$50,409,505
U.S. Treasury Securities	—	60,449,145	—	60,449,145
	50,409,505	60,449,145	—	110,858,650
Futures Contracts*	6,585,081	—	—	6,585,081
Swap Agreements*	—	52,044	—	52,044
Total Investments	$56,994,586	$60,501,189	$—	$117,495,775

* Unrealized appreciation.

Invesco Balanced-Risk Aggressive Allocation Fund

NOTE 3 — Derivative Investments

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of January 31, 2015:

	Value
Risk Exposure/ Derivative Type(a)	Assets	Liabilities
Commodity risk:
Futures contracts	$ 216,864	$(161,318)
Swap agreements	149,982	(461,402)
Interest rate risk:
Futures contracts	5,395,649	—
Swap agreements	374,758	—
Market risk:
Futures contracts	1,389,491	(255,605)
Swap agreements	—	(11,294)
Total	$7,526,744	$(889,619)
(a)	Includes cumulative appreciation (depreciation) of futures contracts and swap agreements.

Effect of Derivative Investments for the three months ended January 31, 2015

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

	Location of Gain (Loss) on Consolidated Statement of Operations
	Futures Contracts	Swap Agreements
Realized Gain (Loss):
Commodity risk	$(3,470,067)	$(1,775,320)
Interest rate risk	3,268,659	1,404,521
Market risk	163,108	(6,044)
Change in Unrealized Appreciation (Depreciation):
Commodity risk	547,394	(408,956)
Interest rate risk	3,769,906	193,739
Market risk	1,275,903	(33,926)
Total	$ 5,554,903	$(625,986)

The table below summarizes the average notional value of futures contracts and swap agreements outstanding during the period.

	Futures Contracts	Swap Agreements
Average notional value	$171,816,276	$59,351,985

Invesco Balanced-Risk Aggressive Allocation Fund

NOTE 4 — Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the three months ended January 31, 2015 was $0 and $0, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis

Aggregate unrealized appreciation of investment securities	$6,109
Aggregate unrealized (depreciation) of investment securities	(1,858)
Net unrealized appreciation of investment securities	$4,251
Cost of investments is the same for tax and financial reporting purposes.

Invesco Balanced-Risk Aggressive Allocation Fund

Item 2.	Controls and Procedures.

(a)	As of February 12, 2015, an evaluation was performed under the supervision and with the participation of the officers of the Registrant, including the Principal Executive Officer (“PEO”) and Principal Financial Officer (“PFO”), to assess the effectiveness of the Registrant’s disclosure controls and procedures, as that term is defined in Rule 30a-3(c) under the Investment Company Act of 1940 (“Act”), as amended. Based on that evaluation, the Registrant’s officers, including the PEO and PFO, concluded that, as of February 12, 2015, the Registrant’s disclosure controls and procedures were reasonably designed so as to ensure: (1) that information required to be disclosed by the Registrant on Form N-Q is recorded, processed, summarized and reported within the time periods specified by the rules and forms of the Securities and Exchange Commission; and (2) that material information relating to the Registrant is made known to the PEO and PFO as appropriate to allow timely decisions regarding required disclosure.

(b)	There have been no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the Registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 3.	Exhibits.

Certifications of PEO and PFO as required by Rule 30a-2(a) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:    Invesco Securities Trust

By:	/s/ Philip A. Taylor
Philip A. Taylor
Principal Executive Officer

Date:	April 1, 2015

Pursuant to the requirements of the Securities and Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Philip A. Taylor
Philip A. Taylor
Principal Executive Officer

Date:	April 1, 2015

By:	/s/ Sheri Morris
Sheri Morris
Principal Financial Officer

Date:	April 1, 2015

EXHIBIT INDEX

Certifications of Principal Executive Officer (“PEO”) and Principal Financial Officer (“PFO”) as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended.